Exhibit 99.2

SynCardia
A Picard Medical Company

PICARD MEDICAL, INC

The Emperor Total Artificial Heart: A Next Generation, Fully Implantable Total Artificial Heart

Duffy Elmer[1], Andre R Simon [1], Toshinobu Kazui [2,3], Edward W Betterton[2], Safiyah Abdessalam[1,4], Matthew S Schuster[1]

(1) SynCardia Systems, LLC, Tucson, USA; (2) Artificial Heart Program, Banner University Medical Center, Tucson, USA; (3) Department of Surgery, University of Arizona College of Medicine, Tucson, USA; and (4) Department of Biomedical Engineering, University of Arizona, Tucson, USA

ISMCS December 4th, 2025



SAVING LIVES,
ONE HEART AT A TIME

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Disclaimers

General

Picard Medical, Inc. ("PMI") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.picardmedical.com.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will," "would," "could," "should," and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include risks and uncertainties which are provided to you and indicated from time to time as described in PMI's most recent Forms 10-Q and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into PMI's registration statement and subsequent current, quarterly, and annual reports filed with or furnished to the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred to herein. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

Trademarks and Copyrights

All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners. The contents of this presentation are protected by copyright and may not be reproduced, distributed or used without the prior written consent of the Company.

SynCardia Systems, LLC, together with its respective subsidiaries, directors, officers, employees, advisers, and agents, has not prepared, verified or approved the contents of this presentation and expressly disclaims any responsibility or liability for its accuracy, completeness, or adequacy. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of this transaction-focused document should not be relied on and participation in the transaction disclaims previous communications.

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

The SynCardia Total Artificial Heart (STAH) Over 2,100 Implants and Only FDA Approved Total Artificial Heart SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

The SynCardia Total Artificial Heart Replaces Both Sides of a Failing Heart

The STAH is intended to **replace a failing or failed human heart** in patients with **advanced stage heart failure** and in need of a heart transplant

The STAH is **available in two sizes** and comes with **Hospital** and **Portable Home Drivers.**

Total Artificial Heart (Implant)


70cc
50cc

C2 Driver for Use in Hospital


The C2 Hospital Cart
The C2 Driver Caddy

Freedom Driver for Home Use


Backpack-wearable device

Each patient is **implanted with a pair of ventricles** driven by either the Companion C2 Driver or the Freedom Home driver, depending upon the situation of the patient.

Notes: Approval years: 2004 – 70cc ventricles; 2012 – Companion C2 driver; 2014 – Freedom Portable Home driver; 2020 – 50cc STAH ventricles. The original CSS driver was used beginning in 2004 until the C2 driver was approved in 2012
Source: SynCardia Systems, LLC

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

4

Clinically Validated: Peer-Reviewed Outcomes Demonstrate STAH Survival Advantage With Over 800 Years of Patient Experience[3]

79%	Survival Rate to transplantation (vs. 46% in control group)[1]
70%	Survival Rate at one year (vs. 31% in control group)[1]
75%	Survival Rate at one year after heart transplant[2]
Over 2,100	SynCardia Total Artificial Heart Implants[3]
Over 7.5 Years	Longest Living patient on the STAH[3]


The NEW ENGLAND JOURNAL of MEDICINE

ESTABLISHED IN 1812 AUGUST 26, 2004 VOL. 351 NO. 9

Cardiac Replacement with a Total Artificial Heart as a Bridge to Transplantation

Jack G. Copeland, M.D., Richard G. Smith, M.S.E.E., C.C.E., Francisco A. Arabia, M.D., Paul E. Nolan, Pharm.D., Gulshan K. Sethi, M.D., Pei H. Tsau, M.D., Douglas McClellan, B.S.M.E., and Marvin J. Slepian, M.D., for the CardioWest Total Artificial Heart Investigators*

ABSTRACT

BACKGROUND

The CardioWest Total Artificial Heart orthotopically replaces both native cardiac ventricles and all cardiac valves, thus eliminating problems commonly seen in the bridge to transplantation with left ventricular and biventricular assist devices, such as right heart failure, valvular regurgitation, cardiac arrhythmias, ventricular clots, intraventricular communications, and low blood flows.

METHODS

We conducted a nonrandomized, prospective study in five centers with the use of historical controls. The purpose was to assess the safety and efficacy of the CardioWest Total Artificial Heart in transplant-eligible patients at risk for imminent death from irreversible biventricular cardiac failure. The primary end points included the rates of survival to heart transplantation and of survival after transplantation.

From the Sarver Heart Center (J.G.C., R.G.S., F.A.A., P.E.N., G.K.S., P.H.T., M.J.S.), the Marshall Foundation Artificial Heart Program (R.G.S., D.M.), and the College of Pharmacy (P.E.N.), University of Arizona, Tucson. Address reprint requests to Dr. Copeland at the University of Arizona Sarver Heart Center, 1501 N. Campbell Ave., No. 4402, Tucson, AZ 85724-5071, or at jgcbriez@aol.com.

*The CardioWest Total Artificial Heart Investigators are listed in the Appendix.

N Engl J Med 2004;351:859-67.

RESULTS

Eighty-one patients received the artificial-heart device. The rate of survival to transplantation was 79 percent (95 percent confidence interval, 68 to 87 percent). Of the 35 control patients who met the same entry criteria but did not receive the artificial heart, 46 percent survived to transplantation (P<0.001). Overall, the one-year survival rate among the patients who received the artificial heart was 70 percent, as compared with 31 percent among the controls (P<0.001). One-year and five-year survival rates after transplantation among patients who had received a total artificial heart as a bridge to transplantation were 86 and 64 percent.

(1) Copeland JG et al.; N Engl J Med. 2004 Aug 26;351(9):859-67; Control group = matched with patients in the protocol group according to inclusion and exclusion criteria but who had not received any mechanical circulatory support.
(2) Carrier, Michel et al.; The Journal of Heart and Lung Transplantation, Volume 40, Issue 3, 220 – 228
(3) SynCardia Systems LLC data
Source: SynCardia Systems, LLC

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

5

Implantation Procedure



Diseased native heart



Planned surgical excision of native cardiac chambers (dotted lines)



Partial excision (X) of native cardiac chambers, ascending aorta, and proximal pulmonary artery



Complete excision of ventricular chambers, ventral atrial chambers, and great vessels



Inflow right and left atrial cuff connectors, outflow aorta, and pulmonary artery conduits sutured in place



Left and right artificial ventricles with seamless blood-contacting diaphragms and pneumatic drivelines installed

Source: SynCardia information

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Diastole Air is evacuated from behind the diaphragm, allowing blood to refill through the inflow valve Systole Air pressure is applied to the diaphragm, pushing blood through the outflow valve Mechanism of Action: “Partial Fill – Full Eject” Autoregulation Based on the Frank - Starling Law Source: SynCardia information SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

The Emperor Total Artificial Heart (ETAH) Fully Implantable TAH in Development as Alternative to Heart Transplantation SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Emperor Total Artificial Heart – A Fully Implantable, Driver-less Version of the SynCardia Total Artificial Heart





Demonstrate Substantial Equivalence to STAH

- Identical placement and connections
- Identical components and materials
- Equivalent mechanism of action
- Equivalent hemodynamics

Goal: Fully Implantable Power and Control Architecture

- No transdermal driveline
- Transcutaneous energy transfer system
- Internal batteries
- Wireless external controller

Source: SynCardia information

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Source: SynCardia information Emperor – Identical Placement and Connections STAH Anatomical Placement Identical Anastomoses Emperor Anatomical Placement SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.

Emperor – Equivalent Mechanism of Action


Diastole
Systole
STAH
ETAH

Mechanical Actuation Preserves "Partial Fill – Full Eject" Autoregulation

- Volume displacement diaphragm pump with one-way valves
- Partial fill enables Frank-Starling preload response
- Full ejection enables volume displacement afterload independence

Source: SynCardia information

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Emperor – Benchtop Prototype


AoP
PAP
RAP
LAP

Emperor Testing on Donovan Mock Circulation System (DMCS)[1]

(1) Crosby et al., ASAIO J. 2015 May-Jun; 61(3):274–281
Source: SynCardia Systems, LLC

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

Emperor TAH shows increased cardiac output at a constant beat rate in response to increased inflow right atrial pressure, demonstrating autoregulation in response to changing hemodynamics. Testing was conducted at a rate of 125 beats/min. • Identical chamber and stroke volume • Identical max flow rate (7.5l/min) • Identical wash rate • Identical end - systolic and end - diastolic diaphragm position • Identical inflow and outflow placements and sizes Emperor – Hemodynamics Equivalent to the STAH Source: SynCardia information SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Emperor Exhibits Frank - Starling Autoregulation 0 1 2 3 4 5 6 7 4 6 8 10 12 14 Cardiac Output (L/min) Right Atrial Pressure (mmHg) Emperor TAH STAH

Emperor – Hemodynamics Equivalent to the STAH Emperor Exhibits Frank - Starling Autoregulation Source: SynCardia information SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. Emperor TAH shows increased cardiac output at a constant beat rate in response to increased inflow right atrial pressure, demonstrating autoregulation in response to changing hemodynamics. Testing was conducted at a rate of 125 beats/min. 0 1 2 3 4 5 6 7 80 85 90 95 100 105 110 Cardiac Output (L/min) Mean Aortic Pressure (mmHg) Emperor TAH STAH 0 1 2 3 4 5 6 7 4 6 8 10 12 14 Cardiac Output (L/min) Right Atrial Pressure (mmHg) Emperor TAH STAH Emperor Exhibits Afterload Independence Emperor TAH shows increased cardiac output at a constant beat rate in response to increased mean aortic pressure, demonstrating stable flow in response to changing hemodynamics. Testing was conducted at a rate of 125 beats/min and a right atrial pressure of 10mmHg.

Emperor – First - in - Animal Feasibility Testing SynCardia's products are approved for sale in the U.S. and Canada only. SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved. • Successfully implanted in three porcine models, each separated from bypass without complications • Delivered full and stable circulatory support with efficient energy use and no technical issues during observation • Demonstrated physiologic performance aligned with human cardiac function • Produced stable hemodynamics with reliable preload sensitivity and afterload independence • Replicated the Frank Starling response through natural adjustment of pump output • Met all laboratory performance goals established for the Emperor platform Source: SynCardia information

Emperor Total Artificial Heart – A Fully Implantable, Driver-less Version of the SynCardia Total Artificial Heart







Demonstrate Substantial Equivalence to STAH

- Identical placement and connections
- Identical components and materials
- Equivalent mechanism of action
- Equivalent hemodynamics

Goal: Fully Implantable Power and Control Architecture

- No transdermal driveline
- Transcutaneous energy transfer system
- Internal batteries
- Wireless external controller

Source: SynCardia information

SynCardia's products are approved for sale in the U.S. and Canada only.
SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc.
© SynCardia Systems, LLC. All rights reserved.

SynCardia A Picard Medical Company | PICARD MEDICAL, INC

SynCardia Systems, LLC
1992 E. Silverlake Rd. Tucson, AZ 85713 | US
+1 520-545-1234 | info@syncardia.com
www.SynCardia.com

NYSE: PMI

SynCardia's products are approved for sale in the U.S. and Canada only.

“Freedom” is a registered trademark of SynCardia Systems, LLC. “SynCardia Systems”, the SynCardia logo, “Giving the Gift of Time”, “Saving Lives, one Heart at a Time”, “Companion 2 Driver ” are trademarks of SynCardia Systems, LLC.

About SynCardia Systems, LLC

SynCardia Systems, LLC, a Picard Medical Company, is headquartered in Tucson, AZ. We manufacture and distribute the world’s first and only US Food and Drug Administration (FDA) and Health Canada approved total artificial heart. The SynCardia Total Artificial Heart is the most widely used and extensively studied artificial heart in the world.

The SynCardia Total Artificial Heart (STAH)

The STAH has been successfully implanted in over 2,000 patients suffering from advanced stage heart failure. The implant is available in two sizes to accommodate patients’ diverse physiologies. The STAH is approved for sale in the US and in Canada where it is indicated for use in cardiac transplant-eligible patients at risk of imminent death from biventricular failure. EU and international approvals are pending. For additional information and label information, visit us at www.syncardia.com.

About Heart Failure*

Heart failure (HF) is a growing burden for the United States and other developed countries due to the aging of their populations. Approximately 6.7 million individuals had HF in 2023 and the prevalence of advanced stage HF has been estimated to be as high as 25% of the total HF populations. Approximately 300,000 (5%) of advanced stage HF are refractory to guideline directed therapy.

Medical Advice Disclaimer

The information, including but not limited to, text, graphics, images, and other components contained in this material are for informational purposes only. No information in this material is intended to be a substitute for professional medical advice, diagnosis, or treatment. Always seek the advice of your physician or a qualified health care provider with any questions you may have regarding a medical condition. Never disregard professional medical advice or delay in seeking it because of information you have read in this material.

** Bozkurt B, et al., J Card Fail. 2023 Oct;29(10):1412-1451; (2) Abouezzeddine et al., Congest Heart Fail. 2011 Jul-Aug;17(4):160-8.*

SynCardia Systems, LLC is a wholly owned subsidiary of Picard Medical Inc. © SynCardia Systems, LLC. All rights reserved.